Exhibit 10.4

FORM OF FIRST AMENDMENT TO

PLAINS AAP, L.P. CLASS B

RESTRICTED UNITS AGREEMENT

This First Amendment to Plains AAP, L.P. Class B Restricted Units Agreement (this “Amendment”) is entered into on this 18th day of October, 2013 by and between Plains AAP, L.P., a Delaware limited partnership (the “Partnership”) and the undersigned individual (“Executive”).

RECITALS

WHEREAS, the Partnership and Executive have previously entered into one or more Plains AAP, L.P. Class B Restricted Unit Agreements as identified on the signature page hereto (such agreement(s) being herein referred to as the “Class B Agreements”).

WHEREAS, the owners of Class A Units in the Partnership intend to consummate an initial public offering (the “GP IPO”) of equity interests in a recently formed entity named Plains GP Holdings, L.P., which entity will use the net proceeds from such offering to purchase an interest in the Partnership from such owners.

WHEREAS, in connection with the consummation of the GP IPO, Executive and the Partnership desire to enter into this Amendment for the purpose of evidencing certain mutually beneficial amendments to the Class B Agreements.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and Executive hereby agree as follows, effective upon the consummation of the GP IPO (it being further agreed that any capitalized term used herein but not defined shall have the meaning given such term in the Class B Agreements):

1.              Definition of Granted Units.  Due to the recapitalization of the Partnership that will take place in connection with the closing of the GP IPO and as contemplated by Section 3.5(a) of the Class B Agreements, the phrase “Granted Units” as used under any Class B Agreement shall mean the number of Class B Units identified on the signature page hereto as the “Post IPO Class B Units” associated with such Class B Agreement.

2.              Definition of GP IPO.  The definition of the term “GP IPO” in Article 1 of the Class B Agreements is hereby deleted and replaced in its entirety as follows:

“GP IPO” means the initial public offering of Class A shares by the IPO Entity as contemplated by that certain Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-190227), as amended.

3.              Definition of IPO Entity.  The definition of the term “IPO Entity” in Article 1 of the Class B Agreements is hereby deleted and replaced in its entirety as follows:

“IPO Entity” means Plains GP Holdings, L.P., a Delaware limited partnership.

4.              Definition of Partnership Agreement.  The definition of the term “Partnership Agreement” in Article 1 of the Class B Agreements is hereby deleted and replaced in its entirety as follows:

“Partnership Agreement” means that certain Seventh Amended and Restated Agreement of Limited Partnership of Plains AAP, L.P. dated as of closing date of the GP IPO, as such agreement may be amended or restated from time to time.

5.              Amendment of Exhibit A Conversion Right.  Section 3 of Exhibit A to each Class B Agreement is hereby deleted in its entirety, and Executive and the Partnership acknowledge and agree that the conversion rights attributable to the Granted Units shall be governed by Section 7.10 of the Partnership Agreement.

6.              Change in Control.  Executive acknowledges that the consummation of the GP IPO does not constitute a “Change in Control” under the Class B Agreements, and Executive and the Partnership agree that the definition of the term “Change in Control” in Article 1 of the Class B Agreements is hereby deleted and replaced in its entirety as follows:

“Change in Control” means the determination by the Board that one of the following events has occurred:

(a)         The Persons who own member interests in PAA GP Holdings, LLC immediately following the closing of the GP IPO, including the IPO Entity, and the respective Affiliates of such Persons (such owners and Affiliates being referred to as the “Owner Affiliates”), cease to own directly or indirectly at least 50% of the membership interests of such entity;

(b)         (x) a “person” or “group” other than the Owner Affiliates becomes the “beneficial owner” directly or indirectly of 25% or more of the member interest in the general partner of the IPO Entity, and (y) the member interest beneficially owned by such “person” or “group” exceeds the aggregate member interest in the general partner of the IPO Entity beneficially owned, directly or indirectly, by the Owner Affiliates; or

(c)          A direct or indirect transfer, sale, exchange or other disposition in a single transaction or series of transaction (whether by merger or otherwise) of all or substantially all of the assets of the IPO Entity or the MLP to one or more Persons who are not Affiliates of the IPO Entity (“third party or parties”), other than a transaction in which the Owner Affiliates continues to beneficially own, directly or indirectly, more than 50% of the issued and outstanding voting securities of such third party or parties immediately following such transaction.

Except as amended by this Amendment, the Class B Agreements shall remain in full force and effect according to their respective terms.  The undersigned hereby execute this Amendment to be effective for all purposes upon the consummation of the IPO.

[Signature page follows]

«Executive»

Signature Page to

FIRST AMENDMENT TO

PLAINS AAP, L.P. CLASS B

RESTRICTED UNITS AGREEMENT

PARTNERSHIP:

Plains AAP, L.P.

By:  Plains All American GP, LLC

By:
Name:	Richard McGee
Title:	Executive Vice President

EXECUTIVE:

«Executive»

Date	Original Granted Class B Units	Post IPO Class B Units

«GrantDate1»	«OriginalGrants1»	«PostIPOGrants1»
«GrantDate2»	«OriginalGrants2»	«PostIPOGrants2»